THE ALGER INSTITUTIONAL FUNDS

Supplement dated April 11, 2012 to the

Statement of Additional Information dated March 1, 2012,

As supplemented to date

The line item regarding other accounts managed by Andrew Silverberg is deleted from the table under “Other Accounts Managed by Portfolio Managers” on page 18 of the Statement of Additional Information.  The line item regarding Mr. Silverberg’s ownership of shares of Alger Large Cap Growth Institutional Fund is deleted from the table under “Securities Owned by Portfolio Managers” on page 19 of the Statement of Additional Information.  Mr. Silverberg is no longer employed by Fred Alger Management, Inc.

S-ISAI 41012